UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2025

BIO-key International, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13463 (Commission File Number)	41-1741861 (I.R.S. Employer Identification No.)

101 CRAWFORDS CORNER ROAD, SUITE 4116, HOLMDEL, NJ 07733 (Address of principal executive offices) (Zip Code)

(732) 359-1100 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKYI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

BIO-key International, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on Friday, August 8, 2025. All holders of record of the Company’s common stock outstanding as of the close of business on June 20, 2025 were entitled to vote at the Annual Meeting. At the Annual Meeting, stockholders approved the proposals set forth below. Each of the proposals is more fully described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on June 27, 2025.

1.         Proposal to elect the following nominees to serve as members of the Company’s board of directors for a one-year term: Michael W. DePasquale, Wong Kwok Fong (Kelvin), Robert J. Michel, Emmanuel Alia, and Cameron E. Williams. Each of the nominees were elected and the final voting results were as follows:

Name	Votes For	Withheld	Broker Non-Votes

Michael DePasquale	1,000,092	300,305	2,713,111
Wong Kwok Fong (Kelvin)	995,776	304,621	2,713,111
Robert J. Michel	1,001,229	299,168	2,713,111
Emmanuel Alia	996,098	304,299	2,713,111
Cameron E. Williams	1,001,119	299,278	2,713,111

2.          Proposal to ratify the selection of Bush & Associates CPA LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The proposal was approved and the final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,500,203	461,100	52,205	0

3.          Proposal to approve, on a non-binding and advisory basis, the compensation paid to the Company’s named executive officers.  The proposal was approved and the final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
975,360	317,871	7,166	2,713,111

4.          Proposal to approve an amendment to the BIO-key International, Inc. 2023 Stock Incentive Plan. The proposal was approved and the final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
984,898	306,548	8,951	2,713,111

5.          Proposal to approve an amendment to the BIO-key International, Inc. 2021 Employee Stock Purchase Plan. The proposal was approved and the final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,024,119	269,561	6,717	2,713,111

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: August 13, 2025
	By:	/s/ Cecilia C. Welch
Cecilia C. Welch
Chief Financial Officer